SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 23, 2003
                       ------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              001-8368                                 51-0228924
       (Commission File No.)              (IRS Employer Identification No.)


    1301 Gervais Street, Suite 300, Columbia, South Carolina           29201
    ------------------------------------------------------------------------
    (Address of principal executive offices)                        (zip code)

                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On January 23, 2003 the Registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

The Registrant announced that it had filed with the U.S. Bankruptcy Court in Wilmington, Delaware, the first amended joint plan of reorganization and disclosure statement for the Registrant and the majority of its subsidiaries. Safety-Kleen voluntarily filed for Chapter 11 protection on June 9, 2000. The proposed first amended joint plan of reorganization is subject to being amended at any time prior to its confirmation and any amendment may have a material impact on certain creditors or parties in interest. In addition, the disclosure statement has not yet been approved and is subject to bankruptcy court approval.

As previously disclosed in Safety-Kleen's filings with the U.S. Securities and Exchange Commission (the "Commission"), existing shareholders of Safety-Kleen and holders or owners of any other equity securities of Safety-Kleen and its subsidiaries are not expected to receive any distribution under the proposed plan.

As with the previously filed joint plan of reorganization, the proposed first amended joint plan of reorganization contemplates that Safety-Kleen will emerge as a private company. The holders of the Canadian Lender Administrative Claims and the Secured U.S. Lender Claims will receive, in partial payment of their claim amounts, equity interests in the reorganized Registrant. Under the proposed plan, no other holders of claims are expected to receive any equity interests in the reorganized Registrant. Safety-Kleen expects that fewer than 300 holders of claims will receive equity interests, and therefore, it intends to file a certification with the Commission upon consummation of the proposed plan terminating its periodic filing requirements under the Securities Exchange Act of 1934.

A copy of the first amended joint plan of reorganization and disclosure statement, as filed with the U.S. Bankruptcy Court, is available on-line at www.safety-kleen.com or at www.safetykleenplan.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

Exhibit
Number       Description
-------      -----------
99.1         Press Release issued January 23, 2003 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFETY-KLEEN CORP.



Date:  February 5, 2003            By:  /s/ James K. Lehman
                                      --------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary


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                                  EXHIBIT INDEX




99.1      Press Release issued January 23, 2003